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                                                                 EXHIBIT 10.18



SILICON VALLEY BANK

                                  SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:                 GLOBAL VILLAGE COMMUNICATION, INC.
ADDRESS:                  1144 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA  94086

DATE:            APRIL 23, 1997

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.

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1.  CREDIT LIMIT
    (Section 1.1):                    An amount not to exceed the lesser of: (i) $5,000,000 at any one time outstanding; or (ii) 80%
                                      of the amount of Borrower's Eligible Receivables (as defined in Section 8 above); provided that, for purposes of the foregoing, the greater of the following amounts shall be deducted from total Receivables in determining the amount of Eligible Receivables:  (a) 125% of the
                                      Receivables that are not Eligible Receivables as defined in Section 8 above, or (b) the receivable reserve established by the Borrower on its most recent balance sheet.


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2.  INTEREST.

         INTEREST RATE (Section 1.2):

                                      A rate equal to the "Prime Rate" in effect from time to time, plus 2.5% per annum.  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.
                                      "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.  The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

         MINIMUM MONTHLY
         INTEREST (Section 1.2):     None
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3.  FEES (Section 1.4):

         Loan Fee:                    $50,000, payable concurrently herewith.  (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

         Collateral Monitoring
         Fee:                         $1,000 per month, payable in arrears (prorated for any partial calendar month at the beginning and at termination of this Agreement).

4.  MATURITY DATE
    (Section 6.1):                    Two years from the date of this Agreement, subject to automatic renewal as provided in Section
                                      6.1 above, and early termination as provided in Section 6.2 above.

5.  FINANCIAL COVENANTS
    (Section 5.1):                    Borrower shall comply with all of the following covenants:

         MINIMUM TANGIBLE
         NET WORTH:                   Borrower shall maintain a Tangible Net Worth of not less than $3,000,000 (the "Minimum
                                      Tangible Net Worth Requirement") as of the end of each fiscal quarter; provided that, at the end of each fiscal year of the Borrower, the Minimum Tangible Net Worth Requirement shall be increased by 60% of the net income of the Borrower during such fiscal year. Said increased
                                      Minimum Tangible Net Worth Requirement shall be effective during the following fiscal year. In no event shall the Minimum Tangible Net Worth Requirement be decreased.

         DEFINITIONS.                 For purposes of the foregoing financial covenants, the following terms shall have the following meanings:

                                      "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                                   (A) there shall be excluded from assets:  (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and (ii)
                                           all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                                                   (B) there shall be excluded from liabilities:  all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by
                                           Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.
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                                                   (C) any write-downs or write-ups of Borrower's investment in Ex Machina, Inc.
                                           will not be taken into account in determining Tangible Net Worth.


6.  REPORTING.
      (Section 5.3):

                                    Borrower shall provide Silicon with the following:

                                  1.  Monthly Receivable agings, aged by invoice date, within fifteen days after the end of each month.

                                  2.  Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within fifteen days after the end of each month.

                                  3.  Monthly reconciliations of Receivable agings (aged by invoice date), transaction reports, and general ledger, within fifteen days after the end of each month.

                                  4.  Monthly reports, within fifteen days after the end of each month, as to (i) the Borrower's
                                      Receivables reserves and offsets to such reserves and (ii) sell-through reports from
                                      Borrower's account debtors with respect to Receivables which represent more than 10% of total
                                      Eligible Receivables.

                                  5.  Monthly unaudited financial statements, as soon as available, and in any event within thirty days after the end of each month.

                                  6.  Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request.

                                  7.  Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

                                  8.  Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

                                  9.  Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.

7.  COMPENSATION
      (Section 5.5):                  Without Silicon's prior written consent, Borrower shall not pay total compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of

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                                      Borrower's executives, officers and directors (or any relative thereof) as a group in excess of 115% of the total amount thereof in the prior fiscal year.

8.  BORROWER INFORMATION:

         PRIOR NAMES OF
         BORROWER
         (Section 3.2):                    None

         PRIOR TRADE
         NAMES OF BORROWER
         (Section 3.2):                    None

         EXISTING TRADE
         NAMES OF BORROWER
         (Section 3.2):               See Representations and Warranties of Borrower dated March 26, 1997.

         OTHER LOCATIONS AND
         ADDRESSES (Section 3.3):     See Representations and Warranties of Borrower dated March 26, 1997.  Borrower represents and warrants that, although Borrower has offices outside California, all of Borrower's inventory
                                      (with only immaterial exceptions) is located in the State of California.

         MATERIAL ADVERSE
         LITIGATION (Section 3.10):   None


9.  OTHER PROVISIONS
      (Section 5.1):                  (1)          BANKING RELATIONSHIP.  Borrower shall at all times maintain its primary banking relationship with Silicon.

                                      (2)          AFFILIATES.  Borrower represents and warrants that Softnet, Inc. and Global
                                                   Village Communication, FSC are and will continue to be sales affiliates of
                                                   Borrower without any material assets.

                                      (3)          NOTE.  Borrower shall, concurrently, deliver to Silicon the original $2,600,000
                                                   Promissory Note made by GlobalCenter, Inc. to the order of Borrower, duly endorsed by Borrower to Silicon, to enable Silicon to perfect its security interest therein.

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Borrower:                                     Silicon:

  GLOBAL VILLAGE COMMUNICATION, INC.          SILICON VALLEY BANK


                                              By_______________________________
By_______________________________             Title____________________________
    President or Vice President


By_______________________________
    Secretary or Ass't Secretary